UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3566

T. Rowe Price Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Growth & Income Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The past 12 months have been extraordinarily challenging even for the most experienced investors. Problems that began in the U.S. subprime mortgage market spread throughout the financial world, causing some of the most venerable financial houses to close, seek government assistance, or find partners to stay viable. The economy clearly has lurched into what may be a long and painful recession, while financial markets have experienced extreme volatility as investors sought escape from all but the safest of assets.

The Growth & Income Fund declined sharply over the 6- and 12-month periods ended December 31, 2008. While they were certainly disappointing, these returns were generally consistent with steep declines in the broader S&P 500 Index and the fund’s peer group as measured by the Lipper Large-Cap Core Funds Index. (Please note that the Lipper Large-Cap Core Funds Index replaced the Lipper Multi-Cap Core Funds Index as the fund’s preferred peer group index during the period.)

As fellow shareholders, we understand the profound impact these losses have on the individuals and families that have chosen T. Rowe Price to help manage their assets. As investment professionals, we remain focused on identifying high-quality stocks in this uncertain environment, looking for those with the potential to generate long-term capital appreciation and sustainable income.

HIGHLIGHTS

• Equity markets posted steep losses for the 6- and 12-month periods ended December 31, 2008, as weakness that began in the U.S. financial system eventually boiled over and scorched the global economy.

• The Growth & Income Fund declined sharply over both periods but performed in line with the S&P 500 Index and its Lipper peer group.

• The fund’s consumer staples holdings were among the best performers in a challenging environment, while financials and information technology were the weakest.

• Although we recognize that the financial markets remain uncertain, the broad equity sell-off has resulted in attractive opportunities across many market sectors.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

MARKET ENVIRONMENT

The last half of 2008 saw an extraordinary sell-off in global financial markets. The fourth quarter was particularly brutal for U.S. equities, capping off a dismal year that will go down in history as the third-worst year for stocks in more than a century. Problems that initially started in the housing sector cascaded through the U.S. financial system and eventually infected the global economy. Growth stalled and many economies sank into recession. Unemployment rates in the U.S. surpassed 7% by the year’s end and are likely to climb higher in the months to come. The slowdown contributed to an extraordinary drop in the price of oil, which fell from $140 per barrel to $40 in a few short months. The banking industry was at the center of the storm, finally facing the music after years of extending easy credit to businesses and consumers. Steep declines in the housing market resulted in increased foreclosures. Credit cards and commercial loans saw dramatic increases in payment delinquencies. The result was a banking industry under severe stress, capital ratios devastated by write-offs, and an extreme contraction in the availability of credit to individuals and corporations.

In a disturbing sign that the problems were spreading, mortgage giants Fannie Mae and Freddie Mac were placed under conservatorship in September. Ironically, the Treasury took this drastic step shortly after the quasi-governmental entities had assured investors that they were on sound financial footing—a clear sign that events were moving quickly. As the crisis cascaded across markets and throughout the economy, several financial houses teetered into bankruptcy while others were forced to seek government assistance or private sector partners to stay afloat. In any event, the survivors hoarded cash and reduced lending activity to a trickle, causing global credit markets to seize.

Beginning in September, fiscal and monetary policymakers around the world implemented unprecedented bailout packages. These coordinated efforts have poured hundreds of billions of dollars into frozen credit markets and economic stimulus packages. In the U.S., the Treasury and the Fed have tried several different approaches to encourage banks to resume lending to consumers and businesses. While the most prominent of these was the $700 billion Troubled Asset Relief Program (TARP), the government has committed hundreds of billions of additional dollars through other measures as well. The Fed also has guided short-term interest rates to virtually 0%, and many central banks around the world have followed suit.

Equity markets were pummeled in this challenging environment. U.S. stocks plunged deep into bear market territory as the worsening credit crisis cascaded through capital markets and the global economy lurched into recession. Concerted policy actions failed to prevent a massive equity sell-off as risk-averse investors fled stocks en masse in an attempt to find relative safety and liquidity. Among dividend-paying stocks, payout reductions and eliminations increased over the course of the year as even the healthiest companies began to rein in payments, solidifying their cash positions in an effort to ride out the economic storm. Fourth-quarter dividend reductions and eliminations outnumbered new or increased payouts for the first time since 1958, and yields became increasingly attractive.

PERFORMANCE REVIEW

Under these difficult conditions, there were few places to hide, and no sector provided positive returns for the fund. Our holdings in the traditionally defensive consumer staples sector were among the fund’s strongest performers, although they still detracted from results. A position in Wal-Mart fared relatively well as increasingly cash-strapped consumers chose to spend their dollars at discount retailers. Wal-Mart is the low-cost operator in the U.S. retail market and should continue to win market share over time. General Mills also helped fund performance. This consumer food giant has one of the better brand portfolios of its peer group, with large sales volume and over half of its businesses in the more attractive food categories, such as cereal (Cheerios, Wheaties), yogurt (Yoplait), healthy snacks (Nature Valley), and prepackaged simple meals (Green Giant, El Paso, Hamburger Helper). (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The fund’s exposure to the financials and information technology sectors was the biggest drag on performance. As the sector where the current troubles began, financial stocks were among the first to fall and fell furthest, plummeting nearly 57% for the year. We could not avoid the widespread carnage, and our holdings suffered, particularly among our insurance and capital markets names. Positions in troubled financial giants American International Group (AIG) and Merrill Lynch were especially disappointing as their exposure to mortgages and mortgage-backed securities resulted in massive losses and plummeting share price performance. Deemed “too big to fail,” AIG sought and received vital government assistance, while Merrill was forced into a shotgun wedding with Bank of America in order to keep operating. We mitigated the damage somewhat by eliminating our positions at what we believed to be good prices. Shares in diversified financial services firm Citigroup also were significant detractors as ongoing volatility in fixed-income markets hurt the firm’s already shaky balance sheet.

Information technology stocks suffered as the global economy slowed and capital expenditures fell sharply, with the S&P 500 sector dropping nearly 44% for the year. Among our fund’s holdings, software and semiconductors were the weakest groups. Although Intel remains firmly entrenched as the worldwide leader in semiconductor chip manufacturing, macroeconomic weakness has hampered near-term volumes while lower-cost competitors are beginning to nibble at some of Intel’s markets. We added to our position in Texas Instruments. We believe that this is an undervalued semiconductor company with a strong footprint in the subsectors of analog and microcontrollers, which have high gross margins and low capital intensity. The firm holds over $2.7 billion in cash with no debt, which should allow shareholder-friendly actions like share buybacks or acquisitions of smaller, distressed competitors.

After a very strong start to the year, the energy sector tumbled due to rapidly decreasing demand expectations as global economic growth ground to a halt. Highly exposed to economically sensitive worldwide drilling activity, our oil field services holdings in Baker Hughes were among the weaker performers for the year. The larger integrated oil companies fared better under the prevailing economic and market conditions, benefiting the fund’s ExxonMobil shares.

The fund established several new positions in what we believe to be strong, long-term investments trading at very attractive valuations. Because of its solid balance sheet and consistently disciplined credit culture, JPMorgan Chase has remained viable throughout this current down cycle. The firm’s management team appears to be aligned with shareholder interests and has maintained a disciplined approach in deploying capital, setting the stage for JPMorgan to survive the downturn and emerge as a long-term winner in the sector. Fiserv is an information technology services company targeting financial institutions. Its shares were trading at depressed valuations due to investor fears over the financial health of its customer base. However, we believe the stock was oversold and expect the firm’s business model to prove resilient given its emphasis on recurring revenue, long-term customer contracts, and a roster of over 18,000 clients.

OUTLOOK

The global economy is clearly in the midst of a deep, painful, and prolonged recession and will likely remain so throughout most of 2009. However, we believe it will eventually recover. Although currently not an issue, we expect inflationary pressures to increase over time as massive government efforts to increase liquidity and a gradual economic recovery eventually take hold.

We currently favor stocks that stand to benefit the most from a market rebound and are selectively adding companies with solid fundamentals and strong competitive positions. One of our themes is focused on the oversold energy sector because we believe oil prices should trend significantly higher over time based on increased demand from a gradually improving global economy. We also see selective opportunities within financials as massive capacity is being removed through bankruptcy and consolidation. The firms that ultimately survive should take increased market share and be some of the biggest winners when markets recover. We are also looking closely at quality information technology names with solid balance sheets selling at compelling valuations. Finally, we are being cautious in the consumer discretionary space as we believe the deleveraging of household balance sheets is just beginning. However, we are looking closely at companies that offer value to customers, are well capitalized, and are self funding. In most cases, these companies make or sell products that meet consumers’ needs, rather than their wants—a positive attribute in this recessionary climate.

Through this period of extreme volatility and heightened uncertainty, we have relied on the disciplined investment philosophy and process that have been the hallmark of our firm since its founding over 70 years ago. Although we will continue to be risk aware, we intend to balance this awareness against the need to move quickly and efficiently as attractive investment opportunities present themselves. We believe that periods of severe market volatility and dislocation historically have proven to be good times to invest in high-quality companies. We remain firm in our belief that this time will be no different.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 22, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 22.19	$ 22.14	$ 20.62	$ 22.51	$ 21.72
Investment activities					
Net investment income	0.23	0.24	0.29	0.21	0.26
Net realized and unrealized gain (loss)	(8.31)	1.11	2.64	0.37	2.06
Total from investment activities	(8.08)	1.35	2.93	0.58	2.32
Distributions					
Net investment income	(0.23)	(0.25)	(0.29)	(0.23)	(0.26)
Net realized gain	–	(1.05)	(1.12)	(2.24)	(1.27)
Total distributions	(0.23)	(1.30)	(1.41)	(2.47)	(1.53)
NET ASSET VALUE					
End of period	**$ 13.88**	**$ 22.19**	**$ 22.14**	**$ 20.62**	**$ 22.51**

Ratios/Supplemental Data

Total return(1)	(36.60)%	6.28%	14.44%	2.60%	10.82%
Ratio of total expenses to average net assets	0.73%	0.70%	0.73%	0.76%	0.78%
Ratio of net investment income to average net assets	1.23%	1.06%	1.34%	0.98%	1.15%(2)
Portfolio turnover rate	20.1%	30.8%	50.7%	52.1%	36.4%
Net assets, end of period (in millions)	$ 839	$ 1,434	$ 1,667	$ 1,722	$ 1,881

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Includes the effect of a one-time special dividend (0.24% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 9.6%		
Hotels, Restaurants & Leisure 1.4%		
International Game Technology	249,200	2,963
Marriott, Class A	201,800	3,925
Wynn Resorts (1)	110,000	4,649
		11,537
Household Durables 0.8%		
Fortune Brands	99,000	4,086
Lennar, Class A	325,000	2,818
		6,904
Internet & Catalog Retail 1.0%		
Amazon.com (1)	160,000	8,205
		8,205
Media 1.8%		
Cablevision, Class A	518,800	8,737
Time Warner	650,000	6,539
		15,276
Multiline Retail 1.6%		
Kohl's (1)	360,000	13,032
		13,032
Specialty Retail 3.0%		
Bed Bath & Beyond (1)	320,000	8,134
Home Depot	325,000	7,481
TJX	480,000	9,874
		25,489
Total Consumer Discretionary		80,443

CONSUMER STAPLES 10.9%		
Beverages 2.5%		
Coca-Cola	240,000	10,865
PepsiCo	177,500	9,721
		20,586
Food & Staples Retailing 3.4%		
CVS Caremark	279,100	8,021
Wal-Mart	365,800	20,507
		28,528
Food Products 1.1%		
General Mills	149,300	9,070
		9,070
Household Products 2.3%		
Clorox	115,000	6,389
Procter & Gamble	212,700	13,149
		19,538
Personal Products 1.1%		
Avon	366,400	8,805
		8,805
Tobacco 0.5%		
Philip Morris International	105,000	4,569
		4,569
Total Consumer Staples		91,096
ENERGY 12.5%		
Energy Equipment & Services 3.2%		
Baker Hughes	271,400	8,704
Schlumberger	311,000	13,165

Pharmaceuticals 6.2%		
Johnson & Johnson	230,000	13,761
Merck	308,000	9,363
Pfizer	375,200	6,645
Teva Pharmaceutical, ADR	330,000	14,048
Wyeth	227,300	8,526
		52,343
Total Health Care		133,448
INDUSTRIALS & BUSINESS SERVICES 12.7%		
Air Freight & Logistics 2.4%		
Expeditors International of Washington	265,000	8,816
UPS, Class B	200,000	11,032
		19,848
Airlines 0.1%		
Southwest Airlines	150,000	1,293
		1,293
Commercial Services & Supplies 1.5%		
Republic Services	503,700	12,487
		12,487
Industrial Conglomerates 3.7%		
3M	192,500	11,077
GE	804,700	13,036
McDermott International (1)	299,500	2,959
Tyco International	185,000	3,996
		31,068
Machinery 5.0%		
Danaher	335,000	18,964
Illinois Tool Works	295,000	10,340

ITT	270,000	12,417
		41,721
Total Industrials & Business Services		106,417
INFORMATION TECHNOLOGY 13.4%		
Communications Equipment 1.6%		
Cisco Systems (1)	280,000	4,564
Juniper Networks (1)	363,000	6,356
QUALCOMM	68,900	2,469
		13,389
Computers & Peripherals 1.2%		
Apple (1)	36,900	3,149
Dell (1)	700,000	7,168
		10,317
Electronic Equipment, Instruments & Components 0.6%		
Tyco Electronics	343,400	5,567
		5,567
Internet Software & Services 1.4%		
Google, Class A (1)	20,000	6,153
VeriSign (1)	304,900	5,817
		11,970
IT Services 1.7%		
Fiserv (1)	243,600	8,860
Visa, Class A	100,000	5,245
		14,105
Semiconductor & Semiconductor Equipment 3.9%		
Analog Devices	300,000	5,706
Intel	662,700	9,715
Marvell Technology (1)	865,600	5,774

Maxim Integrated Products	410,000	4,682
Texas Instruments	421,200	6,537
		32,414
Software 3.0%		
Autodesk (1)	281,300	5,528
Microsoft	1,005,000	19,537
		25,065
Total Information Technology		112,827
MATERIALS 0.9%		
Metals & Mining 0.9%		
BHP Billiton (GBP)	387,571	7,301
Total Materials		7,301
TELECOMMUNICATION SERVICES 5.0%		
Diversified Telecommunication Services 2.2%		
AT&T	630,000	17,955
		17,955
Wireless Telecommunication Services 2.8%		
America Movil, ADR	190,000	5,888
American Tower, Class A (1)	605,000	17,739
		23,627
Total Telecommunication Services		41,582
UTILITIES 5.6%		
Electric Utilities 3.6%		
Duke Energy	500,000	7,505
Edison International	255,000	8,191
Entergy	80,000	6,650

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/08
Investment Income (Loss)		
Income		
Dividend	$	23,105
Securities lending		9
Total income		23,114
Expenses		
Investment management		6,536
Shareholder servicing		1,747
Prospectus and shareholder reports		70
Custody and accounting		181
Registration		45
Legal and audit		22
Directors		12
Miscellaneous		13
Total expenses		8,626
Expenses paid indirectly		(1)
Net expenses		8,625
Net investment income		14,489
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(48,006)
Foreign currency transactions		30
Net realized loss		(47,976)
Change in net unrealized gain (loss)		
Securities		(472,838)
Other assets and liabilities denominated in foreign currencies		(13)
Change in net unrealized loss		(472,851)
Net realized and unrealized loss		(520,827)
DECREASE IN NET ASSETS FROM OPERATIONS	$	(506,338)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Growth & Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $33,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $236,249,000 and $307,928,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $1,125,000 for T. Rowe Price Services, Inc., and $264,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Growth & Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $173,000 from short-term capital gains.

For taxable non-corporate shareholders, $14,512,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $14,512,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a
1982	custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1994	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08);
Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National
2003	Mortgage Association (9/06 to present); Director, Norfolk Southern
(2/08 to present); Director, Georgia Pacific (5/04 to 12/05);
Managing Director and President, Global Private Client Services,
Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125 T. Rowe
Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.; formerly co-founder and Chief
Operating Officer, Rivanna Pharmaceuticals
(to 2006); student, Darden Graduate School of
Business, University of Virginia (to 2004)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President, Growth & Income Fund	merly Equity Research Analyst, MTB Investment
Advisors (to 2006); student, New York University
(to 2003)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Growth & Income Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Growth & Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President, Growth & Income Fund	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth & Income Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Growth & Income Fund	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Growth & Income Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe
Vice President, Growth & Income Fund	Price Group, Inc.; formerly Research Analyst
and Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Growth & Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009